EXHIBIT 31.1


                      CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Frank Aiello, certify that:

1. I have reviewed this annual report on Form 10-KSB/A of Cal Alta
Auto Glass,
Inc.,

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s)and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
15d-15(f)) for the
registrant and have:

                  (a) designed such disclosure controls and procedures, or
         caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) designed such internal control over
financial reporting,
         or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding reliability of financial reporting and the preparation of financial statement for external purposes in accordance with generally accepted accounting principles;

                  (c) evaluated the effectiveness of the
registrant's disclosure
         controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

                  (d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent functions):

                  (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, summarize and report financial information; and

                  (b) any fraud, whether or not material, that involves
         management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: October 10, 2008
/S/ Frank Aiello
Frank Aiello
President /Chief Executive Officer/ Principal Accounting Officer